Exhibit 10


                       CONSENT PRICEWATERHOUSECOOPERS LLP

            Consent of Independent Registered Public Accounting Firm

We hereby consent to the use in this Registration Statement on Form N-4 (Registration Statement) of our report dated March 31, 2005, relating to the financial statements of the Prudential Qualified Individual Variable Contract Account, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 28, 2005 relating to the consolidated financial statements of the Prudential Insurance Company of America, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

New York, New York
Date: April 15, 2005